UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

SCYNEXIS, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36365	56-2181648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Evertrust Plaza 13th Floor
Jersey City, New Jersey	07302-6548
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 201 884-5485

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SCYX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On March 30, 2026, SCYNEXIS, Inc. (the “Company”) and Poxel SA, a French corporation (“Poxel”), entered into an asset purchase agreement (the “Asset Purchase Agreement”) pursuant to which the Company (i) acquired all of Poxel’s right, title and interest in Poxel’s direct AMP kinase activator research and development program assets, including all patents, know-how, regulatory filings, inventory, records, assumed contracts and other assets specifically related to compounds that directly activate AMP kinase, including the compound known as PXL-770 (collectively, the “Assets”); and (ii) assumed liabilities from Poxel related to the Assets arising after the effective date of the Asset Purchase Agreement (the “Transaction”).

Pursuant to the Asset Purchase Agreement, the Company will pay to Poxel a one-time upfront payment of $8,000,000 within thirty (30) days after the effective date of the Asset Purchase Agreement. In addition, the Company is obligated to pay Poxel milestone payments upon the first achievement of certain development and commercial milestone events related to products containing an acquired compound, for up to a total of $188,000,000 in aggregate milestone payments. The development and commercial milestone events are as follows:

Triggering event	Milestone payment
Initiation of the first phase 2 clinical trial	$2,000,000
Initiation of the first Phase 3 clinical trial, or first approval of a marketing authorization application in the United States, whichever comes first	$6,000,000
First commercial sale in the United States	$25,000,000
Calendar year net sales equal to or greater than $250,000,000	$5,000,000
Calendar year net sales equal to or greater than $500,000,000	$25,000,000
Calendar year net sales equal to or greater than $1,000,000,000	$50,000,000
Calendar year net sales equal to or greater than $1,500,000,000	$75,000,000

Total up to:	$188,000,000

In connection with the Transaction, Poxel also granted to the Company an exclusive, sublicensable, perpetual and irrevocable, worldwide license under certain licensed intellectual property controlled by Poxel to research, develop, manufacture, use, sell, offer for sale, import, commercialize and otherwise exploit compounds and products related to the AMP kinase activator program.

The Asset Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions. Both Poxel and the Company have agreed to indemnify the other party for losses arising from certain breaches of the Asset Purchase Agreement and other specified liabilities. The indemnification provisions are subject to certain limitations with respect to recovery for losses.

The Asset Purchase Agreement is governed by the internal laws of the State of New York. Disputes are subject to escalation through executive negotiation, non-binding mediation and, ultimately, binding arbitration administered by the International Chamber of Commerce with the seat of arbitration in New York, New York.

The Asset Purchase Agreement is not intended to be a source of financial, business or operational information about the Company. The representations, warranties and covenants contained in the Asset Purchase Agreement were made only for the purposes of the Asset Purchase Agreement as of the dates specified therein and solely for the benefit of the parties to the Asset Purchase Agreement. In addition, the representations, warranties and covenants contained in the Asset Purchase Agreement may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Asset Purchase Agreement, including being qualified by confidential disclosure schedules made for the purpose of allocating contractual risk among the parties as opposed to establishing such matters as facts, and may further be subject to certain standards of materiality applicable to the parties that differ from those applicable to investors. As a result, investors should not rely on the representations, warranties and covenants included in the Asset Purchase Agreement, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company and its business.

The foregoing description of the terms of the Asset Purchase is not complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which the Company intends to file as an exhibit to its next Quarterly Report on Form 10-Q.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.01.

Item 7.01 Regulation FD Disclosure.

On March 31, 2026, the Company issued a press release announcing the Transaction and that the Company will host a conference call on Tuesday, March 31, 2026, at 8:30 a.m. ET to discuss the Transaction and provide a corporate update. Dial-in information for the call is as follows: Telephone access is available by dialing domestic 1-877-704-4453 or international 201-389-0920 (Conference ID: 13759746). The call will be webcast live at: https://viavid.webcasts.com/starthere.jsp?ei=1756904&tp_key=96d0e091dd.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact are forward-looking statements, which are often indicated by terms such as “could,” “expect,” “estimate,” “may,” “should, “will,” and “would” and similar expressions and the negatives of those terms. Forward-looking statements are based on management’s beliefs and assumptions and on information available to management only as of the date of this report. Examples of these forward-looking statements include, but are not limited to, statements concerning the payment(s) to be paid in connection with the Transaction, the anticipated benefits of the Transaction, the Company’s ability to successfully integrate the Assets into its existing operations, the expected development timeline and regulatory pathway for the Assets, the potential commercial opportunity for products containing acquired compounds, and the Company’s plans for research, development and commercialization of the AMP kinase activator program. The Company’s actual results could differ materially from those anticipated in these forward-looking statements for many reasons. These risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the termination of the Asset Purchase Agreement; the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; the Company’s ability to recognize the anticipated benefits of the Transaction; costs related to the Transaction, including potential milestone payment obligations; the possibility that the Company may be adversely affected by other economic, business and/or competitive factors; risks related to the protection, maintenance and enforcement of intellectual property rights associated with the Assets; the risk that preclinical and clinical data relating to the Assets may not be predictive of future results; risks associated with the development and timing of the Company’s programs, including , which may affect the initiation, timing and progress of clinical trials and pathways to regulatory approval; the uncertainty of obtaining regulatory approvals for products containing acquired compounds; the competitive landscape for AMP kinase activators and related therapeutic areas; the Company’s ability to fund its operations and to raise additional capital as needed, including to fund the development and commercialization of the Assets and the other programs in its pipeline; and the impact of global economic uncertainty, rising inflation, rising interest rates or market disruptions on its business. These risks and uncertainties are more fully described under the heading “Risk Factors” in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K filed with the SEC on March 4, 2026, and its subsequent filings with the SEC from time to time. Given these risks, uncertainties and other factors, you should not place undue reliance on these forward-looking statements and, except as required by law, the Company assumes no obligation to update these forward-looking statements, even if new information becomes available in the future.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release of the Company dated March 31, 2026

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCYNEXIS, Inc.

Date: March 31, 2026	By:	/s/ David Angulo, M.D.
	Name:	David Angulo, M.D.
	Its:	Chief Executive Officer